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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

    Date of Report (Date of earliest event reported): March 6, 2000

UNITEDHEALTH GROUP INCORPORATED
(Exact name of registrant as specified in its charter)

MINNESOTA	0-10864	41-1321939
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
UnitedHealth Group Center
9900 Bren Road East
Minnetonka, MN		55343
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code:		(612) 936-1300

        N/A

    (Former name or former address, if changed since last report)

United HealthCare Corporation
300 Opus Center
9900 Bren Road East
Minnetonka, MN 55343

Item 5. Other Events

    On March 1, 2000 registrant filed Articles of Amendment with the Minnesota Secretary of State's office to change its name from United HealthCare Corporation to UnitedHealth Group Incorporated to be effective March 6, 2000.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

UNITEDHEALTH GROUP INCORPORATED
By:	/s/ DAVID J. LUBBEN David J. Lubben General Counsel and Secretary

Date: March 6, 2000

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SIGNATURES